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                                                               Exhibit 10.12(a)


                               FIRST AMENDMENT TO
                   DEVELOPMENT, LICENSE AND HOSTING AGREEMENT
                                     BETWEEN
                          NORTHWEST AIRLINES, INC. AND
                                   ORBITZ, LLC

This First Amendment, effective as of December 30, 2003 (the "Amendment Effective Date"), is by and between NORTHWEST AIRLINES, INC., a Minnesota company having offices in Eagan, Minnesota,("Airline") and ORBITZ, LLC, a Delaware limited liability company having offices in Chicago, Illinois ("Orbitz"). Airline and Orbitz may be referred to hereinafter together as the "Parties."

         WHEREAS, the Parties entered into a Development, License and Hosting Agreement with an Effective Date of March 8, 2002 (the "Agreement"). Capitalized terms not defined herein shall have the respective meanings ascribed to them in the Agreement, and unless otherwise indicated, all section references are to sections of the Agreement.

         WHEREAS, the Parties are desirous of extending the Initial Term of the Agreement through December 31, 2007.

         WHEREAS, both Parties wish to accordingly modify the Agreement with this First Amendment.

         NOW, THEREFORE, the Parties agree as follows:

     1.  A new Section 1.34 shall be added as follows:

         1.34 "Development Fee" means the fee(s) set forth in Exhibit D that Airline will pay to Orbitz in consideration for the Development Services.

     2.  A new Section 1.35 shall be added as follows:

         1.35 "Development Services" means requirements development and definition, project management, database and networking services, migration, coding, engineering, testing, implementation, integration and other work or services that Orbitz will provide to Airline, either directly or through Subcontractors, pursuant to this Agreement, including, without limitation, any Pre-Launch Development Services.

     3.  A new Section 1.36 shall be added as follows:

         1.36 "Safe Harbor Event" means either (a) an Act of God, natural disaster, civil disturbance, strike, labor unrest, act of war (declared or undeclared), act of terrorism, outbreak or escalation of hostilities, or other calamity or crisis which has a materially adverse effect on Airline's business and the travel industry generally, or [***].

     4. The first sentence of Section 16.1 shall be replaced in its entirety with the following:

         "This Agreement shall be in effect as of the Effective Date and shall continue through December 31, 2007 (the "Initial Term")."
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     5.  Exhibit D, Section II (Hosting and Support Fees) shall be replaced in its entirety with the following:

         II. Hosting and Support Fees:

         As of the 1st day of the calendar month following the Amendment Effective Date, Airline will pay Orbitz transaction fees based on the following transaction pricing schedule per Ticket:

          o $[***] per transaction for the 1st [***] Tickets per 12-month calendar year period
          o $[***] per transaction for the next [***] Tickets per 12-month calendar year period
          o $[***] per transaction for the next [***] Tickets per 12-month calendar year period
          o $[***] per transaction for the next [***] Tickets per 12-month calendar year period
          o $[***] per transaction for the next [***] Tickets per 12-month calendar year period
          o $[***] per transaction for the next [***] Tickets per 12-month calendar year period
          o $[***] per transaction for Tickets in excess of [***] per 12-month calendar year period

         For the period of September 6, 2003 to December 31, 2003, the Hosting and Support Fee is recalculated at $[***] per transaction, reflecting the estimated annual Hosting and Support Fee of the Agreement. Any credits due Airline resulting from this 2003 revised transaction calculation will be applied to the January 2004 invoice.

         Airline will pay Orbitz a minimum transaction fee of $[***] per month, regardless of the number of Tickets actually processed during the month.

         Subject to the following paragraph, Airline guarantees that the total annual Ticket revenue for [***] shall meet or exceed $[***], provided that Airline's payment obligation, if any, pursuant to this guarantee shall be determined as follows: if the total annual Ticket Revenue for [***], calculated using the above pricing schedule (the "Amended Schedule Revenue"), is less than $[***], then total annual Ticket Revenue for [***] shall be re-calculated using the pricing schedule in the original Exhibit D, Section II of the Agreement. If the result of that re-calculation (the "Original Schedule Revenue") is less than $[***], then no further payment is due hereunder with respect to [***] transactions; provided, however, if the Original Schedule Revenue is equal to or greater than $[***], then Orbitz shall invoice Airline on [***] for the difference between $[***] and the Amended Schedule Revenue.

         In the event that a Safe Harbor Event occurs in [***] and Airline is unable to reach [***] airline Ticket transactions on the Website, then the above $[***] annual Ticket revenue [***].

         For the avoidance of doubt, the transaction pricing schedule(s) set forth above shall not apply to hotel and car reservation services offered through the Website unless Northwest exercises its option under
         Section 5.5(a) of the Agreement to provide such reservation services. In the event Airline exercises its option under Section 5.5(b) of the Agreement to offer the air transportation services of Other Airlines for sale through the Website, the transaction pricing schedule set forth above shall apply to Other Airline tickets sold through the Website.

     6. Exhibit D, Section III (Airline-Specific Development Service Fees) shall be replaced in its entirety with the following:
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         III. Airline-Specific Development Service Fees

         For Development Services above and beyond those provided by the dedicated developers described in Section 7 of the First Amendment to this Agreement, the Development Fee for Development Services provided pursuant to Change Requests, or otherwise arising out of this Agreement during the Term of this Agreement shall be as follows:

         Development Services relating to the Orbitz Software: $[***] per hour Development Services relating to the Custom Material: $[***] per hour

         Such Development Services shall include, without limitation, any work or services performed by Orbitz in connection with the design, development, implementation, and testing of Airline-Specific Software or the Custom Material.

         Orbitz reserves the right to increase these rates on an annual basis, provided, however, that any such adjustment shall not exceed the fee charged by Orbitz for the prior year by more than the increase in the Consumer Price Index for All Urban Consumers (CPI-U) for the U.S. City Average for All Items, 1982-1984 = 100, published by the U.S. Department of Labor, Bureau of Labor Statistics, for the previous year.

     7. As of the Amendment Effective Date, Orbitz provides Development Services to Airline with a team consisting of [***]. As of January 1, 2004, Orbitz shall provide [***] dedicated to providing Development Services supporting the Website. [***] shall be provided by Orbitz on or before February 1, 2004. During calendar year 2004, [***] shall be provided by Orbitz at an annual cost to Airline not to exceed $[***]. As of January 1, 2005, [***] shall be provided by Orbitz at an annual cost to Airline not to exceed $[***].

         Any amounts paid by Airline for such Orbitz-supplied developers shall be paid in monthly installments in arrears. Orbitz reserves the right to increase these rates on an annual basis, provided, however, that any such adjustment shall not exceed the fee charged by Orbitz for the prior year by more than the increase in the Consumer Price Index for All Urban Consumers (CPI-U) for the U.S. City Average for All Items, 1982-1984 = 100, published by the U.S. Department of Labor, Bureau of Labor Statistics, for the previous year.

     8.  Effective as of [***], and notwithstanding anything else to the contrary in the Agreement, Airline grants to Orbitz and its Affiliates a limited, non-exclusive, non-transferable, worldwide, fully paid up, perpetual and irrevocable (except as expressly provided herein) license to copy, modify, display, perform, make derivative works of, and otherwise use any [***] in conjunction with the Orbitz website only, currently with the URL of www.orbitz.com, and any successor website on the terms and conditions set forth in this Agreement. Orbitz acknowledges and agrees that any access and use by its customers will be subject to the terms and conditions posted to the Orbitz website, which will include reasonable protections for Airline at least as protective as the terms and conditions that Orbitz posts to protect its own rights, limit its liability, and disclaim forms of damages. For the purposes of this paragraph, the term [***].
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         Orbitz and/or its Affiliates will not display or use the [***] as part of any third party site or service. No right of sublicense is granted to Orbitz or its Affiliates; provided, however, that Orbitz or its Affiliates may permit third-party vendors, contractors, outsourcers and other service providers to exercise the rights granted hereunder on behalf, and for the benefit, of Orbitz or its Affiliates.

     9. The Parties agree to negotiate in good faith a mutually acceptable agreement regarding the development, integration, transition, and hosting of Airline's [***] business (collectively, "[***]") to an Orbitz-developed platform operated in conjunction with the Website (the "Orbitz-Developed Platform").

     10. Subject to Section 5.6 and other applicable provisions set forth in the Agreement, Orbitz agrees to provide reasonable support to Airline, as mutually agreed to by the Parties, in connection with the migration of the Website to the [***] engine utilized by Orbitz.

     11. This First Amendment must be signed by both Parties on or before December 31, 2003.

     12. All other terms of the Agreement remain unchanged.

     13. Except as expressly set forth herein, the terms and provisions of the Agreement are hereby restated in their entirety. From and after the execution and delivery of this First Amendment by both Parties, all references to the Agreement contained in other agreements and instruments executed and delivered pursuant to or in connection with the Agreement shall hereinafter mean and refer to the Agreement as amended hereby. In the event of any contradiction(s) between this First Amendment and the Agreement, the terms and conditions of this First Amendment shall govern and control.

     14. This First Amendment may be executed in counterparts, both of which shall constitute one and the same instrument. A facsimile transmission of this signed First Amendment bearing a signature on behalf of a party hereto shall be binding on such party.

     15. This First Amendment is subject to approval by the Orbitz Board of Directors.

         IN WITNESS WHEREOF, the Parties have caused this First Amendment to be executed by their respective duly-authorized officers and effective as of the Amendment Effective Date set forth above.

         NORTHWEST AIRLINES, INC.                   ORBITZ, LLC

    By:  /s/ A. M. Lenza                      By:  /s/ Rick Weber
        --------------------------------          -----------------------------

  Name: A. M. Lenza                         Name: Rick Weber
        --------------------------------          -----------------------------

 Title: 12/30/03                           Title: VP Business Services
        --------------------------------          -----------------------------
         VP, Distribution and E-Commerce            12/30/03
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